Exhibit 3.7

STATE OF NEW HAMPSHIRE

Fee for Form 11-A:	$50.00	Form No. 11
Filing fee:	$35.00	RSA 293-A: 2.02
Total fees:	$85.00
Use black print or type.
Leave 1” margins both sides.

ARTICLES OF INCORPORATION

THE UNDERSIGNED, ACTING AS INCORPORATOR(S) OF A CORPORATION UNDER THE NEW HAMPSHIRE BUSINESS CORPORATION ACT, ADOPT(S) THE FOLLOWING ARTICLES OF INCORPORATION FOR SUCH CORPORATION:

FIRST: The name of the corporation is
Dartmouth Journal Services, Inc.

SECOND: The number of shares the corporation is authorized to issue:
10,000 shares of Common Stock, $0.01 par value per share

THIRD:
The name of the corporation’s initial registered agent is
G. Paul Bozuwa

and the street address, town/city (including zip code and post office box, if any) of its initial registered office is
(agent’s business address)
69 Lyme Road, Hanover, NH 03755

FOURTH:  The capital stock will be sold or offered for sale within the meaning of RSA 421-B.  (Uniform Securities Act)

FIFTH:  The corporation is empowered to transact any and all lawful business for which corporations may be incorporated under RSA 293-A and the principal purpose or purposes for which the corporation is organized are:

To provide journal publication services

[If more space is needed, attach additional sheet(s).]

ARTICLES OF INCORPORATION OF Dartmouth Journal Services, Inc.

SIXTH:  The name and address of each incorporator is:

Name	Address

Robert M. Jakobe	11311 McCormick Road, Suite 260
Hunt Valley, MD 21031

Dated	,
/s/ Robert M. Jakobe
Robert M. Jakobe

Incorporator(s)

Mail fees, ORIGINAL, ONE EXACT OR CONFORMED COPY AND FORM 11-A to:  Secretary of State, State House, Room 204, 107 North Main Street, Concord, NH  03301-4989

FORM 11-A

ADDENDUM TO ARTICLES OF INCORPORATION

STATEMENT PURSUANT TO NH RSA 421-B:11,II

CORPORATION NAME:	Dartmouth Journal Services, Inc.

BUSINESS ADDRESS:	69 Lyme Road, Hanover, NH 03755

CONTACT PERSON:	Paul Bozuwa	TELEPHONE NUMBER:	(603) 643-2220

CONTACT PERSON ADDRESS (IF DIFFERENT):

I am (We are) aware that under the New Hampshire Uniform Securities Act, RSA 421-B:17,II(k) provides an exemption from securities registration if the aggregate number of holders of the corporation’s securities*1 does not exceed ten (10), provided that no advertising*2 has been published or circulated in connection with any such securities sale*1, and all securities are consummated within 60 days after the date of incorporation.

COMPLETE EITHER ITEM 1, 2, OR 3 BELOW

1) If the corporation will be in compliance with RSA 421-B:17,II(k), the above statute, check this line:	X

2) If the corporation has registered or will register its securities for sale in the State of New Hampshire, enter the date the registration statement was or will be filed with the Bureau of Securities Regulation:

________________________

3) If the corporation will offer its securities for sale in New Hampshire under an exemption from registration requirements and RSA 421-B:17,II(k) (see above) does not apply, cite the statutory exemption claimed for the sale of the corporation’s securities:

________________________

For assistance with questions relating to securities only, call the Bureau of Securities Regulation at (603) 271-1463.  For all other questions, call the Corporation Division at (603) 271-3244.

COMPLETE THIS CERTIFICATION – ORIGINAL MUST BE FILED

I (We) hereby certify that the securities of the corporation have been registered under RSA 421-B, the New Hampshire Uniform Securities Act (“the Act”); or, when offered will be registered under the Act; or are or when offered will be exempted from registration under the Act; or are or when offered will be offered in a transaction exempted from registration under the Act.  I (We) further certify that the articles of incorporation state whether the capital stock will be sold or offered for sale within the meaning of the Act.  I (We) certify that the person(s) signing this form includes all the incorporators, and that the foregoing is true and complete to the best of my (our) knowledge.

Name (print):	Robert A. Jakobe	Signature:	/s/ Robert A. Jakobe

Name (print):		Signature:

Name (print):		Signature:

Name (print):		Signature:

Date:

*1 – Virtually all new incorporations legally involve a “sale” of “securities” to the new owners, even if there is no cash payment for such securities.

*2 – The term “advertising” used here applies to any written material distributed to sell securities, not product advertising.